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                             Washington, D.C. 20549

                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                         Date of Report: March 26, 2003



                             HEALTHSOUTH Corporation
                          -----------------------------

             (Exact Name of Registrant as Specified in its Charter)


         Delaware                      1-10315                    63-0860407
       -------------                 -----------               -------------
      State or Other                 (Commission              (I.R.S. Employer
 Jurisdiction of Incorporation       File Number)            Identification No.)
      or Organization)


 One HEALTHSOUTH Parkway
 Birmingham, Alabama                                            35243
 ---------------------------                                   ---------
 (Address of Principal                                         (Zip Code)
 Executive Offices)


 Registrant's Telephone Number,
 Including Area Code:                                         (205) 967-7116

Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On March 24 and 25, 2003, HEALTHSOUTH Corporation issued three press releases dealing with, among other things, (a) the resignation of a director (who did not indicate, in connection with such resignation, any disagreement with the Company on any matter relating to the Company's operations, policies or practices); (b) the engagement of forensic auditors to assist the Company in investigating allegations asserted in a civil complaint filed by the Securities and Exchange Commission asserting fraud in connection with the Company's financial statements and related disclosures, (c) the Company's statement that, in view of such allegations and related activity, the Company's previously filed financial statements should not be relied upon, (d) the engagement of other outside advisors to assist the Company, and (e) the Company's statement that it had been notified that the New York Stock Exchange had suspended trading in the Company's common stock and was applying to the SEC to delist the Company's common stock. Such press releases are attached as exhibits to this Report and are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits


          Exhibit 99.1 Press Release of HEALTHSOUTH Corporation, dated March 24,
                       2003.

          Exhibit 99.2 Press Release of HEALTHSOUTH Corporation, dated March 24,
                       2003.

          Exhibit 99.3 Press Release of HEALTHSOUTH Corporation, dated March 25,
                       2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 26, 2003.


                                                   HEALTHSOUTH CORPORATION


                                          By       /s/  WILLIAM W. HORTON
                                              ---------------------------------
                                                       William W. Horton
                                                    Executive Vice President
                                                      and Corporate Counsel